Sentinel Variable Products Trust

Statement of Additional Information

Supplement dated July 6, 2016 to the Statement of Additional Information

dated April 30, 2016, as supplemented to date

Reorganization of the Sentinel Variable Products Mid Cap Fund

Effective at the close of business on June 17, 2016, the Sentinel Variable Products Mid Cap Fund (the “SVP Mid Cap Fund”) was reorganized into the Sentinel Variable Products Small Company Fund (the “SVP Small Company Fund”). In the reorganization, shareholders of the SVP Mid Cap Fund received shares of the SVP Small Company equal to the net asset value of the shares of the SVP Mid Cap Fund that were held immediately prior to the reorganization. After June 17, 2016, the SVP Mid Cap Fund is no longer available as an investment option and all references to the SVP Mid Cap Fund being an available investment option in the Statement of Additional Information are hereby deleted.

Election of Board of Trustees

At a special meeting of shareholders of the Sentinel Variable Products Trust (the “Trust”) held on May 23, 2016, the shareholders of the Trust elected eight individuals to the Board of Trustees of the Trust. The eight individuals elected to the Board of Trustees were all of the nominees proposed for election as set forth in the proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934. Shortly following the special meeting, the trustees who were not interested persons of the Trust who served immediately prior to the special meeting of shareholders resigned as trustees.

Therefore, effective immediately, the section of the Statement of Additional Information entitled “Management of the Trust” is hereby deleted as replaced with the following:

The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of Delaware and the Investment Company Act. The Board of Trustees currently consists of eight Trustees, six of whom are not "interested persons" of the Trust as defined in the Investment Company Act ("non-interested Trustees"). The Chairman of the Board of Trustees is Mehran Assadi, who is an "interested person" of the Trust. Mr. Assadi is President and Chief Executive Officer of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Funds. The Independent Trustees have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Trustee. John Raisian serves as the Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas. During the fiscal year ended December 31, 2015, the Board held four meetings.

The Board has two standing committees: the Audit, Compliance and Valuation Committee (the "Audit Committee") and the Governance, Contracts and Nominating Committee (the "Governance Committee"), which was established in June 2016. Each of the Audit and Governance Committees is comprised of all of the Independent Trustees. The Independent Trustees are: Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot.

The Audit Committee reviews reports by management and the Funds' independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (the "CCO"), and monitors the performance by the CCO of the

CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. During the fiscal year ended December 31, 2015, the Committee held four meetings.

With respect to governance matters, the Governance Committee charter provides that the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Trustee compensation and Trustee self-assessment. With respect to nominations of Trustees, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisers and other principal service providers. When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Trustees, management of the Funds, the Trust’s legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent Trustee nominee recommendations from shareholders should be sent to the Secretary of the Trust at the address on the cover page of this Statement of Additional Information. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds. The Governance Committee also coordinates the annual review process of the Funds' CCO. Because the Governance Committee was established in 2016, it did not meet during the fiscal year ended November 30, 2015.

Day-to-day risk management of the Funds is the responsibility of Adviser. The Board's role is one of oversight of the practices and processes of the Funds and their service providers. The Funds are subject to a number of risks, including investment, compliance and valuation risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues. In addition, the Trustees exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds' portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

With respect to compliance risk, pursuant to Rule 38a-1 under the Investment Company Act, the Board has appointed a Chief Compliance Officer of the Funds, who is responsible for the implementation and testing of the Funds' compliance program. The Chief Compliance Officer is an active participant in the Funds' operations. The Chief Compliance Officer provides the Trustees with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds' compliance program and of the compliance programs of the Funds' service providers. In addition, the Chief Compliance Officer provides the Board with a written compliance risk identification and assessment report annually.

The non-interested Trustees also meet at least annually with the Chief Compliance Officer in an executive session, without representatives from management.

With respect to valuation risk, the Board receives regular written reports from the Funds' fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds' auditors each year in connection with the review of the results of the audit of each Fund's year end financial statements.

The Board appoints the officers of the Trust, who run the day-to-day operations of the Funds under the Board's supervision. The Board oversees fund risk through their oversight of the Funds' officers, who are elected (or re-elected, as the case may be) by the Trustees each year.

Biographical Information. Described below for each Trustee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Trustee of the Trust in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Each of the Trustees oversees the four (4) funds that make up the Sentinel Variable Products Trust. Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72 (unless otherwise agreed by a majority of the Trustees), or until his or her death, resignation, or removal, in each case as provided in the Funds' Declaration of Trust or by statute.

Mr. Assadi has been president and chief executive officer of National Life Holding Company (a mutual insurance company) and National Life Insurance Company ("National Life") since 2009. Mr. Assadi has held other leadership positions at National Life Holding Company and National Life since 2003, and, prior to 2003, held various senior positions at other insurance companies. Mr. Assadi received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore. Mr. Assadi has been the Chair and a Trustee of the Trust since 2009. The non-interested Trustees believe his experience, and his participation in management, is valuable to them in fulfilling their duties as Trustees.

Mr. Brownell has been president and chief executive officer of the Adviser since 2013, and served as chief investment officer ("CIO") of National Life from 2005 - 2016. Since joining National Life in 1992, Mr. Brownell has held a number of positions within what was formerly National Life Investment Management Company and later became the Adviser. Mr. Brownell held a number of positions within National Life prior to being named chief investment officer, including corporate bond portfolio manager and head of the fixed income group. As CIO, Brownell was responsible for setting the investment strategy and asset allocations for National Life Group's investment portfolios. Before joining National Life, Mr. Brownell was an associate in GE Capital's Corporate Finance Group in Stamford, Connecticut. He earned his CFA designation in 1994, his undergraduate degree at Bowdoin College, and an MBA from Babson Graduate School of Management. Mr. Brownell has served as a Trustee since May 23, 2016. The Trustees believe Mr. Brownell is suitable to serve as Trustee because of his significant experience in the asset management business, and his day-to-day working knowledge of the Trust, the Adviser and the performance of the Funds.

Mr. Dunton has served as an Independent Trustee since May 23, 2016. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated "audit committee financial expert".

Ms. Miller has served as an Independent Trustee since May 23, 2016. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities.

Mr. Pelletier has served as an Independent Trustee since May 23, 2016. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated "audit committee financial expert".

Mr. Raisian has served as an Independent Trustee since May 23, 2016, and as Lead Independent Director since June 8, 2016. As an economist and senior fellow of the Hoover Institution at Stanford University, Mr. Raisian offers the Board his leadership and analytical skills.

Mr. Showalter has served as an Independent Trustee since May 23, 2016, and as Chair of the Audit Committee since June 8, 2016. He has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system. Those positions have provided Mr. Showalter with significant experience in accounting and financial matters. Mr. Showalter is a designated "audit committee financial expert."

Ms. Vallot has served as an Independent Trustee since May 23, 2016. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Gary Dunton (59) National Life Drive Montpelier, VT 05604	Trustee, since 2016	Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairman, President and Chief Executive Officer, from 2004 to 2008	14	Sentinel Group Funds, Inc., Director since 2013
Deborah G. Miller (65) National Life Drive Montpelier, VT 05604	Trustee, since 2016;	Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	14	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998; Sentinel Group Funds, Inc., Director since 1995
John Pelletier (51) National Life Drive Montpelier, VT 05604	Trustee, since 2016	Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004	14	Sentinel Group Funds, Inc. Director; since 2013
John Raisian, Ph.D. (65) National Life Drive Montpelier, VT 05604	Trustee, since 2016; Lead Independent Trustee, since 2016	Hoover Institution at Stanford University – Senior Fellow; Director and Senior Fellow, 1986 - 2016	14	Sentinel Group Funds, Inc., Director Trustee since 1996

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Richard H. Showalter (67) National Life Drive Montpelier, VT 05604	Trustee, since 2016; Audit, Compliance & Valuation Committee Chair, since 2016	Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007	14	Sentinel Group Funds, Inc., Director since 2003
Angela E. Vallot (58) National Life Drive Montpelier, VT 05604	Trustee, since 2016; Governance, Contracts & Nominating Committee Chair, since 2016	VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001	14	Sentinel Group Funds, Inc. Director, since 1996

Certain biographical and other information relating to the Trustees who are officers and/or "interested persons" of the Trust as defined in the Investment Company Act, (the "interested person") and to the other officers of the Trust is set forth below, including their ages, their business activities during the past five years and beyond, the length of time served, and public directorships held.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Other Directorships Held by the Trustee
Mehran Assadi (57) National Life Drive Montpelier, VT 05604	Trustee and Chairperson, since 2009	National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SGF – Director and Chairperson, since 2015	Sentinel Group Funds, Inc. (10 Funds); Director and Chair of the Board since March 2015
Thomas H. Brownell (56) National Life Drive Montpelier, VT 05604	Trustee, since June 2016; President, since 2013	National Life – Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; SGF – Director, since 2015; President and Chief Executive Officer, since 2013	Sentinel Group Funds, Inc.; Director since March 2015

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Other Directorships Held by the Trustee
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016	Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SGF – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company (“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009	N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008	SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to August 2015; Counsel, from 2008 to 2011; SGF – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004	N/A
Philip G. Partridge, Jr. (39) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since June 2016	Adviser – Chief Financial Officer, since December 2014; SFSI – Vice President, since 2006; Sentinel Financial Services Company (“SFSC”) – Vice President and Assistant Treasurer, since 2006
John K. Landy (56) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI – Senior Vice President, since 2006; SGF – Vice President, since 2003; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since June 2016; Vice President & Treasurer, 2000- June 2016	SASI – Vice President, since 2006; SGF – Vice President and Treasurer, since 1997; SASC – Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (34) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009	National Life – Senior Securities Paralegal, since 2010; SGF – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006	N/A

* Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

Except for Mr. Teese, who became the Chief Compliance Officer of the Trust on March 10, 2016, the officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. The Trust pays to each Trustee who is not an affiliate of the Adviser an annual fee of $5,000. Prior to May 23, 2016, the Trust paid to each Trustee who was not an affiliate of Adviser a fee of $2,500 for each regular quarterly meeting of the Board attended by the Trustee and a fee of $1,250 for attendance at any special meeting of the Board attended by the Trustee, in addition to an annual retainer of $20,000, paid quarterly. It is expected that the Board will have four regular quarterly meetings and one special meeting each year. The Trust also reimburses Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The following table sets forth compensation for the fiscal year ended December 31, 2015 paid by the Trust to its Trustees and Officers:

Name of Trustee/Officer	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation

D. Russell Morgan[1]	$9,292	$0	$9,292
Gregory D. Teese[2]	$0	$0	$0

William D. McMeekin[3]	$31,250		$31,250
Michael W. Nobles[3]	$31,250		$31,250
Nancy F. Pope[3]	$31,250		$31,250

Gary Dunton[4]	$0	$0	$0
Deborah G. Miller[4]	$0	$0	$0
John Pelletier[4]	$0	$0	$0
John Raisian, Ph.D. [4]	$0	$0	$0
Richard H. Showalter[4]	$0	$0	$0
Angela E. Vallot[4]	$0	$0	$0

1 Mr. Morgan was also reimbursed out-of-pocket business expenses. Mr. Morgan retired as the Company’s Chief Compliance Officer effective March 10, 2016.

2 Mr. Teese became Chief Compliance Officer of the Funds March 10, 2016.

3 Each of Mr. McMeekin, Mr. Nobles and Ms. Pope resigned their positions as Trustee effective May 23, 2016 following the special meeting of shareholders called for the purpose of electing eight other individuals to the Board of Trustees.

4 Each of Mr. Dunton, Ms. Miller, Mr. Pelletier, Mr. Raisian, Mr. Showalter and Ms. Vallot began serving on the Board of Trustees of the Trust in May 2016. Therefore, they were not compensated by the Trust during the fiscal year ended December 31, 2015.

Share Ownership. Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the Trustees owns any shares of any of the Funds.

Mehran Assadi, the Chairman of the Trust, is an "interested person" of the Funds because he is also President and Chief Executive Officer of NLV Financial Corporation and of National Life Holding Company, the direct and indirect parent companies, respectively, of the Adviser. As such, he may be deemed to control the Adviser.

Code of Ethics

The Trust's Board of Trustees has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act and the Adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

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